SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


          Date of Report (Date of earliest event reported) July 1, 1997





                               SIMTEK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Colorado                         0-19027                    84-1057605
--------------------------------------------------------------------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



                          1465 Kelly Johnson Boulevard
                           Colorado Springs, Colorado          80920
                   ----------------------------------------  ----------
                   (Address of principal executive offices)  (Zip Code)


Registrant's telephone, including area code:  (719) 531-9444


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Item 5: Other Information:

     (1) The following First Quarter 1997 Interim Report, dated June 13, 1997, has been mailed by the Registrant to its Shareholders:

[OUTSIDE COVER OF REPORT]
Simtek Corporation
1465 Kelly Johnson Blvd. #301
Colorado Springs, CO 80920



[GRAPHIC OMITTED]



FIRST
QUARTER 1997
INTERIM REPORT

[END OF OUTSIDE COVER]

--------------------------------------------------------------------------------
                                                                   June 13, 1997
To Our Shareholders:

This report covers the quarter ended March 31, 1997. Shareholders who desire further disclosure information may request the following reports from the Securities and Exchange Commission or from Simtek Corporation: Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB.

Simtek Corporation ("Simtek" or the "Company") recorded net product sales of $1,765,518 for the first quarter of 1997 up over 100 percent from the $811,094 recorded for the first quarter 1996. The product sales were from the Company's 4 kilobit, 16 kilobit and 64 kilobit nvSRAM product families. This increase was due to increased customer acceptance of nvSRAM products from various markets including telecommunications, industrial control, military and office automation and better product availability.

The Company increased its gross margin over 150 percent in the first quarter 1997 over the first quarter 1996. The increase in gross margin was due to the Company shipping 64 kilobit commercial product based on 0.8 micron technology in the first quarter 1997 as opposed to 1.2 micron technology that the Company was using for commercial product in the first quarter 1996. The Company continued to ship its high end industrial and military business from product built on 1.2 micron technology.

While  selling,   general  and  administrative   expenses  saw  an  increase  of
approximately $98,000 for the first quarter 1997 as compared to the first quarter 1996, these expenses saw a decrease as a percent of revenue. The dollar increase was due primarily to increased advertising, printing, sales commissions and basic overhead.

The Company recorded a net income of $97,780 in the first quarter of 1997 as compared to a net loss of $234,706 for the first quarter of 1996. This was because of increased product sales and increased gross margins.

The Company's ability to remain profitable will depend primarily on its ability to continue reducing manufacturing costs and increase net product sales by increasing the availability of existing products and by the introduction of new products. The Company believes that with the cooperation of Zentrum Mikroelektronik Dresden GmbH ("ZMD") it will expedite the introduction and production of its 256 kilobit nvSRAM products based upon 0.8 micron technology.

As of the date of this report, the Company is shipping limited quantities of qualified 256 kilobit product based on 0.8 micron technology. The 256 kilobit is sixteen times the density of the nearest single-chip competitor and is available in industry standard SRAM/EPROM/EEPROM pin-out and interface. These products offer customers a direct upgrade for our 16 kilobit and 64 kilobit product families. The 256 kilobit nvSRAM along with the Company's 16 kilobit and 64 kilobit nvSRAM product families continue to lead the industry in density, speed, flexibility and ease of use. The Company estimates that with the addition of its 256 kilobit family of products and other devices it can address a large portion of the market for these devices. However, due to customer design in time, it may be six months to one year before the Company sees volume production orders on the 256 kilobit product.

The Company may require additional capital to fund production and marketing of its 0.8 micron 256 kilobit nvSRAM and the development of other new products. The Company does not have any commitments for such additional capital as of the date of this report.

The following Statements of Operations compare the quarter ended March 31, 1997 with the quarter ended March 31, 1996 and the Balance Sheets compare March 31, 1997 with December 31, 1996.

In closing, we are pleased with the progress that Simtek has continued to make during the first quarter 1997 in all areas of the Company's operations. We at Simtek appreciate your continued support.

Sincerely,


/s/ Richard L. Petritz
RICHARD L. PETRITZ
Chairman and CEO


---------------------------------------------------------------------------------------------------
Balance Sheet
---------------------------------------------------------------------------------------------------

                                                                      MARCH 31,        DECEMBER 31,
                                                                        1997               1996
                                                                      ---------        ------------
                  ASSETS
                  ------
CURRENT ASSETS:
         Cash and cash equivalents                                $    1,352,049      $     964,456
         Accounts receivable - trade, net                                612,746            593,378
         Inventory, net                                                  489,713            327,221
         Prepaid expenses and other                                       23,272             25,850
                                                                  ---------------------------------
                  Total current assets                                 2,477,780          1,910,905

EQUIPMENT AND FURNITURE, net                                             199,867            229,008
                                                                  ---------------------------------
TOTAL ASSETS                                                      $    2,677,647      $   2,139,913
                                                                  =================================

                  LIABILITIES AND SHAREHOLDERS' EQUITY
                  ------------------------------------

CURRENT LIABILITIES:
         Accounts payable:
                  ZMD                                             $      654,674      $     290,957
                  Other                                                  274,431            212,279
         Accrued Expenses                                                382,761            349,654
         Accrued Wages                                                   221,475            222,136
         Accrued Vacation payable                                         68,083             86,444
         Payable to ZMD                                                  130,153            130,153
                                                                  ---------------------------------

                  Total current liabilities                            1,731,577          1,291,623

COMMITMENTS AND CONTINGENCIES

SHAREHOLDER'S EQUITY:
         Preferred stock, $1.00 par value;
                  2,000,000 shares authorized,
                  none issued and outstanding                                  -                  -
         Common stock, $.01 par value;
                  40,000,000 shares authorized,
                  28,506,685 shares issued and outstanding               285,067            285,067
         Additional paid-in capital                                   29,730,728         29,730,728
         Accumulated deficit                                         (29,069,725)       (29,167,505)
                                                                  ---------------------------------
                  Total shareholder's equity                             946,070            848,290
                                                                  ---------------------------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                        $    2,677,647      $  2,139, 913
                                                                  =================================

---------------------------------------------------------------------------------------------------

OTC ELECTRONIC BULLETIN BOARD                                 REGISTRAR AND TRANSFER AGENT
System Symbol:                                                Continental  Stock Transfer and Trust
SRAM                                                          2 Broadway
                                                              New York, NY 10004


----------------------------------------------------------------------------------------------------

Statement of Operations
----------------------------------------------------------------------------------------------------

                                                                    FOR THE QUARTERS ENDED
                                                                           MARCH  31,
                                                                       1997           1996
                                                                 -----------------------------
NET SALES                                                        $   1,765,518    $    811,094

Cost of Sales                                                        1,088,231         555,812
                                                                 -----------------------------
GROSS MARGIN                                                           677,287         255,282

SELLING, GENERAL AND ADMINISTRATIVE EXPENSE:

         Design, research and development                              329,109         247,351
         Administrative                                                 83,279         125,424
         Marketing                                                     184,866         126,365
                                                                 -----------------------------
                  Total selling, general and
                     administrative expense                            597,254         499,140

INCOME (LOSS) FROM OPERATIONS:                                          80,033        (243,858)
                                                                 -----------------------------
OTHER INCOME (EXPENSE):
         Interest income, net                                           12,244           3,400
         Other income(expese), net                                       5,503           5,752
                                                                 -----------------------------
                  Total other income                                    17,747           9,152
                                                                 -----------------------------
NET INCOME (LOSS)                                                $      97,780    $  (234,706)
                                                                 ----------------------------
NET INCOME (LOSS) PER COMMON SHARE                               $        0.00   $      (0.01)
                                                                 ----------------------------
WEIGHTED AVERAGE NUMBER OF
          SHARES OUTSTANDING                                        28,506,685     26,978,311
                                                                 =============    ===========

---------------------------------------------------------------------------------------------------
Directors and Officers
---------------------------------------------------------------------------------------------------


DR. RICHARD L. PETRITZ                               DR. KURT GARBRECHT, DIRECTOR
Chairman of the Board & CEO                          Zentrum Mikroelektronik Dresden GmbH

MR. SHELDON A. TAYLOR, DIRECTOR                      DR. KLAUS WIEMER, DIRECTOR
Formfactor                                           InterConnect Technology Sdn Bhd

DR. ROBERT KEELEY, DIRECTOR                          MR. DETLEF GOLLA, DIRECTOR
University of Colorado, Colorado Springs             Zentrum Mikroelektronik Dresden GmbH

---------------------------------------------------------------------------------------------------

Home Page:                                           E-Mail
http://www.simtek.com                                info@simtek.com

     (2) The Registrant issued the following press release, dated July 1, 1997, regarding the appointment of Douglas Mitchell as its Chief Operating Officer:

For more information contact:

Dr. Richard L. Petritz
Chairman
Simtek Corporation
1465 Kelly Johnson Boulevard
Colorado Springs, CO  80920
(719) 531-9444; Fax (719) 531-9481


                              FOR IMMEDIATE RELEASE


                           SIMTEK CORPORATION APPOINTS
                             CHIEF OPERATING OFFICER

     COLORADO SPRINGS, Colorado - July 1, 1997 - Simtek Corporation today announced the appointment of Mr. Douglas Mitchell as its Chief Operating Officer and Executive Vice President.


Mr. Mitchell will focus his attention on increasing Marketing and Sales activities as well as manage the company's day-to-day internal operations and the relationships with its manufacturing partners. With its production sources solidified and the introduction of new products, Simtek is adding an experienced operations manager who has a strong marketing and sales background to help achieve the company's growth plans. Mr. Mitchell stated "Simtek now has reliable sources of volume production and is ready to make a significant thrust into the market. I'm pleased to be able to make a contribution to this effort at a pivotal time in the company's growth."

     For the past three years, Mr. Mitchell has been president and CEO of Momentum Microsystems, and was previously Vice President of Marketing and Sales for Array Microsystems. He has held Marketing and Sales management positions at SGS-Thomson Microelectronics, Inmos Corporation, Motorola and Texas Instruments.

     Dr. Richard Petritz will remain with Simtek as President and Chief Executive Officer.

     Simtek  Corporation   develops,   produces  and  markets  high  performance
nonvolatile semiconductor memories. Information on Simtek products can be obtained from its web page www.simtek.com, email info@simtek.com or by calling
(719) 531-9444 or FAX (719) 531-9481. The company is headquartered in Colorado Springs, Colorado, with international sales and marketing channels. Simtek is listed under the symbol SRAM on the OTC Electronic Bulletin Board.

                                       ###

Editors Note: Please send inquiries to: Communications Department, Simtek Corporation, 1465 Kelly Johnson Boulevard, Colorado Springs, CO 80920 USA. (719) 531-9444, FAX (719) 531- 9481.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                     SIMTEK CORPORATION


                                           /s/Richard L. Petritz
July 2, 1997                          By:_______________________________________
                                           RICHARD L. PETRITZ
                                           Chief Executive Officer and Chief
                                           Financial Officer (acting)